Exhibit 99.1

Enfusion Elevates Valeria Gutowski to Chief Accounting Officer

January 18, 2024

NEW YORK & LONDON & HONG KONG--(BUSINESS WIRE)-- Enfusion, Inc. (“Enfusion”) (NYSE: ENFN), a leading provider of cloud-native software-as-a-service (SaaS) solutions for investment managers, today announced the internal executive promotion of Valeria Gutowski to the role of Chief Accounting Officer, effective January 15, 2024.

As Chief Accounting Officer, Ms. Gutowski will be responsible for ensuring timely and accurate financial reporting, oversight of SOX 404 compliance, tax, and development and deployment of accounting practices that align with enterprise-wide business strategies. Prior to assuming the role of Chief Accounting Officer, Ms. Gutowski served as Enfusion’s Controller beginning in March of 2022.

Prior to joining Enfusion, Ms. Gutowski served as Director of SEC, Technical Accounting, and Strategic Initiatives at R.R. Donnelly. She holds a Master of Science in Accounting from the University of Notre Dame – Mendoza College of Business, as well as a Bachelor of Science in Finance from Brigham Young University.

“We are thrilled to announce the promotion of Valeria to Chief Accounting Officer, as she has been instrumental in helping Enfusion evolve into its next chapter as a public company,” said Brad Herring, Enfusion’s Chief Financial Officer. “I look forward to continued collaboration with Valeria to drive business and operational success across the organization.”

About Enfusion

Enfusion’s investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one cloud-native system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence and collaboration boosting agility and powering growth. Enfusion partners with over 800 investment managers from 10 global offices spanning four continents.

Forward-Looking Statements

Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 that was filed with the SEC on May 9, 2023, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 that was filed with the SEC on August 8, 2023, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 that was filed with the SEC on November 7, 2023. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investor Relations

investors@enfusion.com

Media

media@enfusion.com